--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                CVF CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                CVF CORPORATION
                               916 CENTER STREET
                            LEWISTON, NEW YORK 14092

                                   NOTICE OF
                       1998 ANNUAL STOCKHOLDERS' MEETING

To the Stockholders:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting"), of CVF Corporation (the "Company"), will be held at the Buffalo Marriott Hotel, 1340 Millersport Highway, Amherst, New York (immediately north of Route I-290), at 2:00 p.m., New York time, on September 17, 1998 for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To consider and take action on a proposal to amend the Company's Articles of Incorporation to change the Company's name from CVF Corporation to CVF Technologies Corporation;

     3. To consider and take action on a proposal to approve the adoption of the Company's 1998 Stock Option Plan; and

     4. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on August 3, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Robert Nally
                                            Treasurer and Secretary

Date:  August   , 1998

     STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                 AUGUST   , 1998

                                CVF CORPORATION
                               916 CENTER STREET
                            LEWISTON, NEW YORK 14092

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1998

     The following information is furnished in connection with the Annual Meeting of Stockholders (the "Meeting"), of CVF Corporation (the "Company"), to be held on September 17, 1998 at 2:00 p.m., New York time, at the Buffalo Marriott Hotel, 1340 Millersport Highway, Amherst, New York (immediately north of Route I-290). A copy of the Company's Annual Report to Stockholders for the fiscal period ended December 31, 1997 has been previously sent to stockholders. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company's Secretary, 916 Center Street, Lewiston, New York 14092. This Proxy Statement and Form of Proxy will first be sent to
stockholders on or about August   , 1998.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     THE ENCLOSED PROXY FOR THE MEETING IS BEING SOLICITED BY THE DIRECTORS OF THE COMPANY. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and Company employees (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, $0.001 par value per share, of the Company ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on August 3, 1998. On such date there were 6,756,328 Shares outstanding, entitled to one vote each.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the Shares beneficially owned, as of July 30, 1998, by each director and executive officer of the Company, and all executive officers and directors of the Company as a group. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table. Additionally, to the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Exchange Act), beneficially owned, as of July 30, 1998, more than five percent of the Shares outstanding except as set forth in the following table.

                  NAME AND ADDRESS                           AMOUNT              PERCENT
                 OF BENEFICIAL OWNER                   BENEFICIALLY OWNED        OF CLASS
                 -------------------                   ------------------        --------
Jeffrey Dreben.......................................        408,524(2)(3)         6.05%
916 Center Street
Lewiston, New York 14092
Robert Glazier.......................................              0                 --
916 Center Street
Lewiston, New York 14092
George Khouri........................................              0                 --
421 Field Point Road
Greenwich, Connecticut 06830
Robert Nally.........................................        408,524(2)            6.05
189 Mary Street
Waterloo, Ontario N2J 1S1
Robert Seyler........................................              0                 --
916 Center Street
Lewiston, New York 14092
Brant Investments Limited............................      1,235,731              18.29
Global Bank Plaza
Toronto, Ontario M5J 2J5
CDS & Co.............................................        992,800              14.69
25 The Esplanade
Toronto, Ontario M5E 1W5
The Canada Trust Company.............................        610,750               9.04
c/o Prudential Insurance Co. of America
320 Bay Street, 3rd Floor
Toronto, Ontario M5H 2P6
The Depository Trust Co..............................      1,841,264              27.25
P.O. Box 222
New York, New York 10274
Malcolm Gissing......................................        413,782(4)            6.12
1487 Lakeshore Road East
Oakville, Ontario L6J 1L9
Mutual Life Assurance Company........................        359,200               5.32
227 King Street South
Waterloo, Ontario N2J 4C5

                  NAME AND ADDRESS                           AMOUNT              PERCENT
                 OF BENEFICIAL OWNER                   BENEFICIALLY OWNED        OF CLASS
                 -------------------                   ------------------        --------
Westinghouse Canada Pension Master Trust.............        359,200               5.32%
c/o Royal Trust Company Pension Department
Royal Trust Tower, 7th Floor
77 King Street West
Toronto, Ontario M5W 1P9
Directors and Officers as a Group (2)(3).............        817,048              12.09

---------------

(1) Based on the number of Shares issued and outstanding on July 30, 1998 which was 6,756,328 Shares.

(2) A warrant (the "Warrant") for a total of 952,784 Shares is held and is exercisable by Canadian Venture Founders Management Limited ("CVF Management"). A portion (approximately 21.8%) of the Shares (i.e., 207,880 Shares) underlying the Warrant are attributed to each of Messrs. Dreben and Nally because Mr. Dreben's wife and Mr. Nally's wife each owns approximately 21.8% of the beneficial interest in CVF Management. Each of Messrs. Dreben and Nally expressly disclaims beneficial ownership in the Shares issuable upon exercise of the Warrant.

(3) Includes 200,644 Shares owned by Mr. Dreben's wife as to all of which Mr. Dreben disclaims beneficial ownership.

(4) Attributed to Mr. Gissing in the table are 213,138 of the Shares issuable upon exercise of the Warrant, because of Mr. Gissing's ownership of approximately 22.37% of the beneficial interest in CVF Management, holder of the Warrant.

OPTIONS, WARRANTS AND RIGHTS

     The following table sets forth, as of August 3, 1998, the outstanding options and warrants issued by the Company:

                          TITLE AND        EXERCISE
  NAME OF HOLDER     AMOUNT OF SECURITIES   PRICE      DATE OF EXERCISE
  --------------     --------------------  --------    ----------------
CVF Management (1)   Warrant to acquire    $3.05     Exercisable upon the
                     952,784 Shares (2)              occurrence of certain
                                                     conditions until
                                                     September 20, 2000

---------------

(1) CVFLP's general partner. The Company acquired all of the assets of CVFLP pursuant to an Asset Purchase Agreement dated August 20, 1995.

(2) 14.10% of the Shares outstanding as of July 30, 1998.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

     In accordance with the Bylaws of the Company, the Board of Directors has by resolution fixed the number of directors to be elected at the Meeting at four. All four positions on the Board are to be filled by the affirmative vote of a majority of the stockholders at the Meeting. Each person so elected shall serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

     The directors of the Company recommend a vote FOR the nominees listed below. All nominees are currently serving as directors of the Company and, except for Mr. Glazier who was appointed a director in January 1998, were elected directors at the 1997 Annual Meeting of Stockholders.

     UNLESS INSTRUCTED OTHERWISE, PROXIES WILL BE VOTED FOR THE NOMINEES LISTED BELOW. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

      NAME, POSITION AND                           PRINCIPAL OCCUPATION AND BUSINESS
    TENURE WITH THE COMPANY      AGE               EXPERIENCE FOR PAST FIVE YEARS(1)
    -----------------------      ---               ---------------------------------
Jeffrey Dreben                   53     Director, President and Chief Executive Officer of the
  Director, President and Chief         Company since 1995; Director, Vice President and
  Executive Officer since 1995          Treasurer of CVF Management from 1989 to 1995.
Robert Glazier Director since    50     Director of the Company since 1998; President and Chief
  1998                                  Executive Officer of Donatech Corporation (computer
                                        software consulting company) since 1986.
Robert Nally Director and        50     Director and Consultant of the Company since 1995 and
  Consultant since 1995,                Treasurer and Secretary of the Company since 1997;
  Treasurer and Secretary since         Chairman of RDM Corporation (technologies for check
  1997                                  processing and electronic commerce solutions) since
                                        1995; Vice President and Secretary of CVF Management
                                        from 1989 to 1995.
George Khouri Director and       51     Director and Special Consultant of the Company since
  Special Consultant since 1997         1997; Managing Director -- Capital Markets for Nomura
                                        Securities International Inc. from 1995 to 1997; Vice
                                        President of Trigon Group (an investment banking
                                        boutique) from 1992 to 1995.

---------------

(1) Unless otherwise stated, each nominee has held the position indicated for at least the past five years.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     No members of the Board of Directors, except Mr. Nally, serve on the Boards of Directors or the Boards of Trustees of any other publicly-held companies. Mr. Nally serves on the Boards of Directors of Virtek Vision International Inc. and RDM Corporation, both of which are publicly-held Canadian corporations.

COMMITTEES AND MEETING DATA

     During the year ended December 31, 1997, the full Board of Directors met on two occasions. Each director attended all of the meetings of the Board. The Company did not have any committees during 1997. In January 1998, the Company formed an audit committee whose members are Messrs. Dreben and Glazier.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the Securities and Exchange Commission within the first 10 days of the month following any purchase or sale of Shares. During 1997, Messrs. Dreben and Nally each failed to timely file a Form 4 with respect to the exercise of certain options and Mr. Khouri failed to timely file Form 4's with respect to two transactions involving the grant of options. In addition, in 1997 Messrs. Dreben and Nally filed Form 3's but not within the requisite time period. Filings pursuant to Section 16(a) are currently being updated.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers.

            NAME, POSITION AND                     PRINCIPAL OCCUPATION AND BUSINESS
         TENURE WITH THE COMPANY            AGE     EXPERIENCE FOR PAST FIVE YEARS
         -----------------------            ---    ---------------------------------
Jeffrey Dreben                              53   See table under "Nominees."
  President and Chief Executive Officer
  since 1995
Robert Nally                                50   See table under "Nominees."
  Treasurer and Secretary since 1997
Robert J. Seyler                            50   Chief Financial Officer of the
  Chief Financial Officer since 1998             Company since 1998; Controller of
                                                 Root, Neal & Company from 1997 to
                                                 1998; Treasurer and Chief Accounting
                                                 Officer of C.H. Heist Corp. from 1973
                                                 to 1995.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 1997, 1996 and 1995, the amount of the compensation paid by the Company to its Chief Executive Officer and all other executive officers whose cash compensation during the year ended December 31, 1997 exceeded $100,000 (the "Named Officers").

                                         ANNUAL COMPENSATION
   NAME AND PRINCIPAL                  ------------------------           OTHER
        POSITION           YEAR         SALARY          BONUS          COMPENSATION
   ------------------      ----        --------        --------        ------------
Jeffrey Dreben(1)          1997        $200,000        $500,000(2)       $638,863(2)
  President and Chief      1996         102,765              --                --
  Executive Officer        1995          26,273(3)           --                --
Robert Nally(4)            1997        $140,000        $500,000(2)       $622,952(2)
  Treasurer and Secretary  1996          80,543              --                --
                           1995(5)           --              --                --

---------------

(1) Mr. Dreben became an executive officer of the Company in 1995.

(2) Other compensation and bonuses relate primarily to stock options exercised by Messrs. Dreben and Nally. During 1997, the Company re-purchased 601,932 of its own Shares for an aggregate consideration of $10 from a corporation owned by officers of the Company. The Company simultaneously issued to these officers options to purchase an equal number of Shares for $0.05 per Share. The Company recorded no expense effect on this exchange. During 1997, the options were exercised at a time when the quoted market price of the Company's Shares was $3.00 per Share. On this sequence of transactions the Company recorded a $727,163 tax benefit as an increase in additional paid in capital. The above bonuses were provided to these officers as compensation for the related personal tax liabilities. (The total net, after tax cash disbursement cost to the Company for these bonuses was approximately $250,000.) These bonuses and other compensation of this nature are not expected to re-occur in the future.

(3) Paid in Canadian currency but translated in the table to U.S. currency based on the exchange rate of Canadian $1.00 = U.S. $.7298 on July 11, 1997.

(4) Mr. Nally's salary was paid by Canadian Venture Founders Leasing Corp., a wholly-owned subsidiary of the Company.

(5) Mr. Nally was not a paid employee of the Company in 1995.

     Option Grants and Exercises. The following table gives information with respect to the Named Officers during the year ended December 31, 1997. The options set forth in the table were granted by the Company in exchange for the repurchase of Shares for a nominal amount.

                                            INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------
             (A)                   (B)              (C)              (D)                           (E)
                                NUMBER OF        % OF TOTAL
                                SECURITIES      OPTIONS/SARS
                                UNDERLYING       GRANTED TO      EXERCISE OR    MARKET PRICE
                               OPTIONS/SARS      EMPLOYEES       BASE PRICE       ON DATE       EXPIRATION
            NAME               GRANTED (#)     IN FISCAL YEAR      ($/SH)         OF GRANT         DATE
-----------------------------    -------            ----            -----          ------        --------
Jeffrey Dreben                   200,644(1)         45.2%           $0.05          $6.625        2/5/2007
Robert Nally                     200,644(1)         45.2            $0.05          $6.625        2/5/2007

---------------

(1) Pursuant to a stock purchase agreement dated February 5, 1997, the Company repurchased 601,932 Shares from CVF, Inc. for an aggregate purchase price of $10.00. The shareholders of CVF, Inc. at that time included Messrs. Dreben and Nally, current directors and nominees for directors of the Company, and Mr. Gissing, a former director of the Company. Also on February 5, 1997, the Company issued options to purchase an aggregate of 601,932 Shares for $.05 per Share to Messrs. Dreben, Nally and Gissing. The transactions of February 5, 1997 were structured to be a like-kind exchange with no effect on earnings. On May 30, 1997, these options were exercised.

     Option Exercises and Year End Values. The following table shows the value realized by Messrs. Dreben and Nally upon the exercise of options. The options set forth in the table were granted by the Company in exchange for the repurchase of Shares for a nominal amount. No options were outstanding following the exercise of such options.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR

                             SHARES
                            ACQUIRED      VALUE
          NAME             ON EXERCISE   REALIZED
          ----             -----------   --------
Jeffrey Dreben               200,644     $591,900
  President and Chief
  Executive Officer
Robert Nally                 200,644     $591,900
  Treasurer and Secretary

     Directors' Fees. The Company does not currently pay any additional fees to the directors who are also officers of or consultants to the Company.

     For the two-month period in 1997 when George Khouri was rendering consulting services under his first consulting agreement with the Company, he received, in addition to consulting fees of $750 per day, director fees of $1,000 per month. Mr. Khouri became a full-time consultant to the Company in June 1997 and is paid $10,500 per month in director and consulting fees. See "Certain Transactions and Relationships."

     Robert Glazier, appointed a director in January 1998, is entitled to receive $750 per Board of Directors meeting attended in person and $375 per telephonic board meeting in which he participates.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Transactions with CVF, Inc. Pursuant to a stock purchase agreement dated February 5, 1997, the Company repurchased 601,932 Shares from CVF, Inc. for an aggregate purchase price of $10.00. The shareholders of CVF, Inc. at that time included Messrs. Dreben and Nally, current directors and nominees for directors of the Company, and Mr. Gissing, a former director of the Company. Also on February 5, 1997, the Company issued options to purchase an aggregate of 601,932 Shares for $.05 per Share to Messrs. Dreben, Nally and Gissing. The transactions of February 5, 1997 were structured to be a like-kind exchange with no effect on earnings. On May 30, 1997, these options were exercised.

     Service Agreement with D and N Consulting Corporation. The Company entered into a Service Agreement dated February 10, 1997 with D and N Consulting Corporation ("D and N"), identical to its agreement the Company formerly had with CVF, Inc., the predecessor to D and N, pursuant to which D and N would provide a variety of administrative, managerial and clerical services to the Company. Under the Service Agreement, D and N would be responsible for all administrative requirements of the Company, including, but not limited to, maintaining the books of the Company, preparing periodic reports to the Board of Directors of the Company and providing office facilities and travel expenses. In return for the above services, D and N is to be paid a service fee based on an annual budget prepared by D and N and approved by the Board of Directors of the Company. Messrs. Dreben and Nally are each officers and 50% shareholders of D and N. D and N and the Company have mutually agreed to defer operation of the Service Agreement. Instead, the services continue to be provided by officers, employees and consultants of the Company, and the Company has neither paid nor accrued service fees under the Service Agreement.

     Consulting Arrangement with Mr. Khouri. Pursuant to an Independent Consultant Agreement, for the months of April and May 1997, Mr. Khouri, a director of the Company, provided the Company with consulting services, as well as services as a director, in exchange for which Mr. Khouri received consulting fees of $750 per day and director fees of $1,000 per month. Effective June 1, 1997 the Company reached a new agreement with Mr. Khouri pursuant to which Mr. Khouri provides the Company with consulting services and reports directly to the President of the Company in exchange for which Mr. Khouri receives $10,500 per month and no additional fees as a director for a one-year term which is renewable if mutually agreed to by the parties. This consulting agreement may be terminated by either party upon 90 days notice of the intent to so terminate. Upon termination, Mr. Khouri will resign as a director. Periodically, the President of the Company will review Mr. Khouri's performance and determine whether to continue Mr. Khouri's consulting arrangement. Through the first year, Mr. Khouri automatically received options to purchase 45,000 Shares, one quarter of which (options to purchase 11,250 Shares) vested every three-month period effective June 1, 1997 and all of such options have an exercise price of $5.00 per Share.

     Consulting Arrangement with Mr. Nally. The Company has an oral understanding with Mr. Nally, a director, nominee for director and an officer of the Company, pursuant to which Mr. Nally provides the Company with certain consulting services, particularly with respect to technology management, in exchange for which Mr. Nally receives compensation as determined by the Board of Directors. The parties intend to execute a written agreement to the same effect. In 1997, Mr. Nally received $140,000 for his services as a consultant to the Company.

     Transaction with RDM Corporation. In December 1997, the Company purchased 1,428,572 special warrants in RDM Corporation for a total purchase price of $1,000,000 (CN) ($659,400 (US) based on the conversion price on August 5, 1998 of $1.00 (US) to $1.52 (CN)). The special warrants were exercised in June 1998 and were exchanged for 1,428,572 common shares (approximately 16% of the outstanding shares) of RDM Corporation. RDM Corporation is a Canadian corporation which develops and supplies technologies for check processing and electronic commerce solutions. Mr. Nally, an officer, director and nominee of the Company, has been Chairman of RDM Corporation since 1995 and beneficially owns 1,735,874 common shares (approximately 19.5% of the outstanding shares) of RDM Corporation.

                                 PROPOSAL NO. 2
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

     At the Meeting, stockholders of the Company will be asked to consider and take action on a proposal to amend the Company's Articles of Incorporation to change the name of the Company from CVF Corporation to CVF Technologies Corporation. The affirmative vote of at least a majority of Shares outstanding and entitled to vote is required to approve and adopt the amendment to the Articles of Incorporation. The management of the Company believes the name change is desirable (i) to better describe the business of the Company and (ii) to avoid confusion and errors resulting from the assumption of some persons as to the Company's trading symbol on the American Stock Exchange ("AMEX"). The Company's Shares are currently listed for trading on AMEX under the symbol "CNV." The Board of Directors recommends a vote FOR approval of the amendment. UNLESS OTHERWISE INSTRUCTED, PROXIES WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO CHANGE THE COMPANY'S NAME TO CVF TECHNOLOGIES CORPORATION.

     If the name change is approved, stockholders may retain their existing stock certificates, as there is no need to exchange them for new certificates.

                                 PROPOSAL NO. 3
                             1998 STOCK OPTION PLAN

     At the Meeting, stockholders of the Company will be asked to vote on a proposal to adopt the Company's 1998 Stock Option Plan. The affirmative vote of at least a majority of Shares outstanding and entitled to vote is required to approve and adopt the 1998 Stock Option Plan. As described below, the 1998 Stock Option Plan provides for awards of Shares to employees, directors and advisors of the Company and stockholder ratification is sought for the purpose of complying with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and the rules of AMEX, the exchange on which the Shares are listed for trading. The directors recommend a vote FOR the 1998 Stock Option Plan. UNLESS OTHERWISE INSTRUCTED, PROXIES WILL BE VOTED FOR THE 1998 STOCK OPTION PLAN. The description of the 1998 Stock Option Plan set forth herein is qualified in its entirety by the text of the 1998 Stock Option Plan, which is attached as Appendix A hereto.

     The purpose of the proposed plan is to attract and retain qualified employees, directors, and advisors, to align their interests with those of stockholders, and to promote the long-term growth of the Company.

     Under the proposed plan, there will be reserved for issue upon the exercise of options 675,000 Shares of the Company.

     Authority to administer the plan rests with a committee of two or more members of the Board of Directors who are appointed by the Board.

     Options may be granted under the plan to employees of the Company and its subsidiaries, to directors of the Company, and to non-employee advisors of the Company. The plan's administrative committee will select the employees, directors, and advisors to whom options will be granted and will determine the number of Shares to be covered by options, provided that the maximum number of Shares that may be issued to any person pursuant to options granted under the plan is 175,000.

     Options granted to employees may be either incentive stock options ("ISOs") that satisfy the requirements of section 422 of the Internal Revenue Code, or options that are not intended to satisfy those requirements ("nonstatutory options"). All options granted to non-employee directors and non-employee advisors will be nonstatutory options.

     The exercise price for an option that is an ISO may not be less than the fair market value of a Share on the date of grant. The exercise price for a nonstatutory option may not be less than 90 percent of the fair market value of a Share on the date of grant. The exercise price of a replacement option may not be less than the exercise price of the option being replaced.

     An option will be exercisable only at such times, during such period, for such number of Shares, and under such conditions as are provided by the plan's administrative committee in the option agreement. Unless the administrative committee provides otherwise in the option agreement, if the optionee engages in activity that is inimical, contrary or harmful to the interests of the Company, the optionee will forfeit the entire option. No option may be exercised more than ten years after the date of grant. The exercise price for an option is payable in cash or by the surrender directly or by attestation of ownership of Shares of the Company (held for at least six months if acquired from the Company), or by delivering an exercise notice together with irrevocable instructions to a broker to deliver to the Company the amount of sales or loan proceeds with respect to stock underlying the option.

     ISOs are not transferrable except by will or the laws of descent and distribution. The administrative committee may provide that nonstatutory options are transferable to members of an optionee's family or to a trust, partnership, or limited liability company benefiting members of the optionee's family.

     Outstanding options are subject to adjustment in the event of a stock dividend, stock split, merger, consolidation, or other change in the Company's capital structure. Upon a change in control of the Company (as defined in the plan), all options will become immediately exercisable and the administrative committee, in its discretion, may provide for the cash out of options (at an amount equal to the consideration paid in the change in control transaction over the option price), for other adjustment of options, for the assumption of options, or for the substitute of new options for outstanding options. The plan is subject to amendment by the Board of Directors, except that no amendment that would by law require stockholder approval will be effective without such approval. The administrative committee may amend outstanding options, except that no amendment may reduce the exercise price of an outstanding option. The administrative committee may provide special option terms for optionees who are not U.S. citizens or residents or who are employed outside the United States.

     Under current law the U.S. federal income tax consequences of options granted under the plan will generally be as follows. The grant of an option will have no tax consequences for the optionee or the Company. Upon the exercise of an option that is not an ISO, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired Shares on the exercise date over the option price, and the Company will be entitled to a deduction in the same amount. Upon the exercise of an ISO, the optionee will not recognize any ordinary income, nor will the Company be entitled to a deduction. However, the alternative minimum tax may apply, because the excess of the fair market value of ISO Shares over the option price is an adjustment to the optionee's alternative minimum taxable income. If there is no disposition of ISO Shares before the later of two years from the date of grant and one year from the date of exercise, then the optionee will realize a capital gain or loss upon a sale of the ISO Shares. If the ISO Shares are sold before the later of two years from the date of grant and one year from the date of exercise, the amount of gain realized on the sale or, if less, the excess of the fair market value on the exercise date over the option price, will be ordinary income for the optionee and deductible by the Company; any balance of the gain or loss recognized by the optionee on the sale will be a capital gain or loss. The Company may not deduct compensation of more than $1,000,000 that is paid in one taxable year to an individual who is, on the last day of the year, the chief executive officer or one of its four other highest paid officers. Ordinary compensation income taxable to an officer in connection with an option exercise would count toward this limit.

     The plan was adopted by the Board of Directors of the Company on August 11, 1998, subject to approval of the stockholders at the Meeting.

     The affirmative vote of the holders of a majority of the Shares of the Company voting on the proposal is required for approval of the plan.

     The Board of Directors recommends approval of the proposed plan.

                                 PROPOSAL NO. 4
                                 OTHER MATTERS

     So far as management of the Company is aware, no matters other than those outlined in this Proxy Statement will be presented at the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

                            INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP, has audited the accounts of the Company since 1997. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals must be received at the Company's offices no later than March 26, 1999 in order to be considered for inclusion in the Company's proxy materials for the 1999 Annual Meeting of Stockholders.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Robert Nally
                                          Treasurer and Secretary

Lewiston, New York

                                                                      APPENDIX A

                                CVF CORPORATION
                             1998 STOCK OPTION PLAN

I.  PURPOSE

     The purposes of the CVF Corporation 1998 Stock Option Plan are to attract and retain qualified employees, directors, and advisors, to align their interests with those of shareholders, and thus to promote the long-term growth of the Corporation.

II.  DEFINITIONS

     When used in this Plan, the terms defined in this Article II shall have the meanings given unless the context clearly indicates otherwise.

     2.1 "Board" shall mean the Board of Directors of the Corporation.

     2.2 "Change in Control" shall mean:

          (a) any person (which term, for purposes of this Section 2.2, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a trustee, executor, administrator, or other legal representative) (a "Person") or any group of two or more Persons acting in concert who or that becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing, or acquires the right to control or direct, or to acquire through the conversion of securities or the exercise of warrants or other rights to acquire securities, 25 percent or more of the combined voting power of the Corporation's then outstanding securities; provided that, (i) "voting power" means the right to vote for the election of directors, and
     (ii) any determination of percentage of combined voting power shall be made on the basis that (x) all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group that are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants, or other rights that may be exercised to acquire securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group have been exercised (whether or not then exercisable), and (y) no such convertible securities have been converted by any other Person and no such options, warrants, or other rights have been exercised by any other Person; or

          (b) at any time 33 percent or more of the directors elected or appointed to the Board are directors whose election or appointment to the Board or nomination for election by the Corporation's shareholders was not approved by a vote of at least a majority of the directors then in office who were either directors on the effective date of this Plan or whose election or appointment or nomination for election was so approved; or

          (c) a reorganization, merger, consolidation, combination, corporate restructuring, or similar transaction (an "Event"), in each case, with respect to which the beneficial owners of the outstanding voting securities of the Corporation immediately before such Event do not, following such Event, beneficially own, directly or indirectly, more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation and any resulting parent of the Corporation in substantially the same proportions as their ownership, immediately before such Event, of the outstanding voting securities of the Corporation; or

          (d) an Event involving the Corporation as a result of which 33 percent or more of the members of the board of directors of the parent of the Corporation or the Corporation are not persons who were members of the Board immediately before the earlier of (x) the Event, (y) execution of an agreement the consummation of which would result in the Event, or (z) announcement by the Corporation of an intention to effect the Event.

     2.3 "Committee" means the Committee appointed to administer the Plan pursuant to Article III.

     2.4 "Corporation" means CVF Corporation.

     2.5 "Fair Market Value" means the closing price per Share on the American Stock Exchange on the day of determination as reported in the Wall Street Journal or any other publication selected by the Committee or, if there was no sale of Shares on that day, on the most recent preceding day on which there was such a sale.

     2.6 "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. A reference in this Plan to a particular provision of the Code shall be construed, if appropriate, as a reference to any successor to such provision.

     2.7 "ISO" means an Option that is intended to satisfy the requirements of Internal Revenue Code section 422 for an incentive stock option.

     2.8 "Option" means an option granted under this Plan to purchase Shares.

     2.9 "Optionee" means a person to whom an Option has been granted under this Plan.

   2.10 "Plan" shall mean this CVF Corporation 1998 Stock Option Plan.

   2.11 "Share" means a share of the Corporation's common stock, par value $.001 per share.

   2.12 "Subsidiary" means a corporation, partnership, joint venture, or other business entity directly or indirectly controlled by the Corporation, provided, however, for purposes of determining whether an individual is eligible for the grant of an Option that is an ISO, "Subsidiary" means a corporation that is a subsidiary corporation with respect to the Corporation, within the meaning of Internal Revenue Code section 424(f).

III.  ADMINISTRATION

     3.1 Committee. The Board shall appoint a Committee to administer the Plan. The Committee shall be composed of two or more members of the Board who shall serve at the pleasure of the Board.

     3.2 Authority of Committee. The Committee shall have the authority and discretion within the limits of the Plan:

          (a) to select the employees, directors, and advisors to be granted Options pursuant to the Plan;

          (b) to grant Options under the Plan;

          (c) to prescribe the terms of each Option granted under the Plan, which need not be identical, and which shall include the number of Shares for which the Option shall be granted, the time when the Option shall be granted, the term of the Option, the times during the term of the Option when it shall be exercisable, and, subject to Section 6.1(a), the exercise price for each Share subject to an Option;

          (d) to construe and interpret the Plan and Options granted under the Plan, and to establish, amend, and revoke rules for the administration of the Plan;

          (e) to correct any defect, omission, or inconsistency in the Plan or any Option agreement;

          (f) to determine the date on which an Optionee's service with the Corporation and its Subsidiaries has terminated and the reason for the termination;

          (g) to determine the amount, if any, of the federal, state, and local income and employment taxes required to be withheld by the Corporation in connection with the exercise of an Option; and

          (h) to take all action the Committee finds advisable for the proper administration of the Plan.

     The Committee's actions and decisions shall be conclusive and binding upon all person having an interest in the Plan or under any Option.

     3.3 Limit on Committee Liability. No member of the Committee shall be liable for any action taken or decision made in good faith with respect to the Plan or any Option.

IV.  SHARES AVAILABLE

     4.1 Maximum Number. The number of Shares that may be issued upon the exercise of Options granted under the Plan shall not exceed 675,000 Shares, subject to adjustment as provided in Section 7.1 (relating to changes in capitalization). The Shares may be authorized and unissued shares or treasury shares.

     4.2 Effect of Expiration of Options, Etc. Shares covered by Options that have been forfeited, cancelled, terminated, or expired unexercised shall be available again for the purposes of the Plan.

     4.3 Maximum Shares per Optionee. The aggregate number of Shares that may be the subject of Options granted to any one Optionee under the Plan during the term of the Plan shall not exceed 175,000 Shares, subject to adjustment as provided in Section 7.1.

V.  ELIGIBILITY

     The Committee may grant Options under the Plan to any person who is an employee of the Corporation or an employee of a Subsidiary of the Corporation, a director of the Corporation, or an advisor to the Corporation. For the purposes of the Plan, a person who provides bona fide services to the Corporation in a capacity other than that of an employee or director shall be considered an advisor to the Corporation.

VI.  TERMS OF OPTIONS

     6.1 General Terms. Each Option granted under the Plan shall be evidenced by a written Option agreement signed by the Optionee and by a member of the Committee or an officer of the Corporation on behalf of the Corporation. The Option agreement shall set forth such terms and conditions as the Committee shall determine and as are consistent with the terms of the Plan, including the following:

          (a) Exercise Price. The exercise price for each Share subject to an Option shall not be less than 90 percent of the Fair Market Value of a Share on the date of the Option grant.

          (b) Exercisability of Options. Subject to Section 6.2, an Option may be exercised at such times and during such period and for such number of Shares as the Option agreement may specify. However, an Option shall not be exercisable after the expiration of ten years from the date of grant.

          (c) Method of Exercise; Payment of Exercise Price and Satisfaction of Tax Withholding Obligation. An Option shall be exercised by delivery to the Corporation of written notice of exercise accompanied by payment to the Corporation of an amount equal to the sum of (i) the exercise price of the Option or portion of the Option being exercised, plus (ii) the amount required to satisfy any federal, state, and local income and employment tax withholding obligation incurred by the Corporation in connection with the exercise of the Option. Payment of the exercise price and the amount required to satisfy the Corporation's tax withholding obligation may be made in cash, or by the surrender (directly or by attestation to ownership) of suitable Shares, or by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the appropriate amount of sale or loan proceeds, or in a combination of such methods, subject to any conditions the Committee may impose. The Committee may establish other methods for payment of the exercise price and the amount required to satisfy the Corporation's tax withholding obligation.

          Shares shall be suitable for use as full or partial payment of the exercise price or the amount required to satisfy the Corporation's tax withholding obligation only if the Shares have been owned by the Option holder for more than six months by the date of exercise or were not acquired from the Corporation. The Committee may retain Shares from the total number of Shares deliverable pursuant to the exercise of an Option, to satisfy the Corporation's tax withholding obligation.

          (d) Type of Option. The Option agreement for an Optionee who is an employee of the Corporation or a Subsidiary shall indicate whether the Option is or is not an ISO.

     6.2 Effect of Misconduct. Unless the Option agreement otherwise provides or the Committee, in its discretion, determines otherwise, an Optionee shall forfeit all rights under any unexercised Options granted to the Optionee, and those Options shall automatically expire, if the Optionee has, as determined by the Committee, engaged in any activity that is inimical, contrary, or harmful to the interests of the Corporation or in competition with any activity of the Corporation, including, but not limited to: (i) breach of any contract with the Corporation or violation of any fiduciary obligation owed to the Corporation; (ii) violation of any Corporation policy, rules, or procedures, including, without limitation, the Corporation's insider trading policy; (iii) conduct related to the Optionee's service with the Corporation for which either criminal or civil penalties against the Optionee may be sought;
(iv) being convicted of or entering a guilty plea with respect to a felony or serious crime; (v) rendering service for or committing to render service for any organization or engaging directly or indirectly in any business, which organization or business is or becomes competitive with the Corporation or which service, organization, or business is or becomes otherwise prejudicial to or in conflict with the interests of the Corporation; (vi) attempting to induce employees or agents of the Corporation to serve elsewhere or attempting to solicit the trade or business of any current or prospective customer or partner of the Corporation; (vii) disclosing or misusing any confidential information or material concerning the Corporation; or (viii) participation in a hostile takeover. The term "Corporation" as used in this Section 6.2 shall refer to the Corporation or any of its Subsidiaries.

     6.3 Limits on Transferability.

          (a) ISO. An Option that is an ISO shall not be assignable or transferable except by will or the laws of descent and distribution.

          (b) Other Options. An Option that is not an ISO shall not be assignable or transferable except (i) by will or the laws of descent and distribution, and, if applicable, (ii) in accordance with any provision the Committee may, in its discretion, make in the Option agreement to permit transfers of the Option by gift or otherwise to members of the Optionee's immediate family, to a trust or trusts for the exclusive benefit of members of the Optionee's immediate family, to a partnership or limited liability company in which members of the Optionee's immediate family are the only partners or shareholders, or to such other persons as may be specified by the Committee in the Option agreement, provided that subsequent transfers of an Option shall be prohibited unless in accordance with this Section 6.3(b), and provided further that all transfers shall conform to procedures established by the Committee and be subject to the consent of the Committee. For purposes of this Section 6.3(b), the term "immediate family" shall mean the Optionee and the spouse, children, and grandchildren of the Optionee.

          (c) Authority to Exercise Option.  Except as provided below in this
     Section 6.3(c), an Option shall be exercisable during the lifetime of the Optionee to whom it was granted only by the Optionee or, if the Optionee is legally incapacitated, by the Optionee's guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law. In the case of a transfer of an Option that is not an ISO (if permitted by the Option agreement in accordance with Section 6.3(b)), the Option shall be exercisable by the transferee, but only to the extent and at the times the Optionee to whom the Option was granted (or, after the death of the Optionee, the Optionee's estate or legal representative) could have exercised the Option. A transferee shall be bound by the terms of the Plan and the Option agreement.

     6.4 Restrictions Applicable to ISOs.

          (a) Exercise Price. The exercise price for each Share subject to an ISO shall not be less than the Fair Market Value of a Share on the date of the Option grant.

          (b) Limit. The aggregate Fair Market Value of Shares that are the subject of ISOs first exercisable by an Optionee during any calendar year shall not exceed $100,000 or such other limit set by the Internal Revenue Code. For the purpose of this limit, the Fair Market Value of Shares taken into account shall be their Fair Market Value as of the date of grant of the Option to which the Shares are subject.

          (c) 10 Percent Shareholder. With respect to an ISO granted to an Optionee who, at the date of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation and its Subsidiaries, the exercise price for each Share subject to the ISO shall not be less than 110 percent of the fair market value of a Share on the date of the Option grant, and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

VII.  ADJUSTMENTS

     7.1 Adjustments to Numbers of Shares and Options.

          (a) In General. If there is any change in the number of outstanding Shares through the declaration of stock dividends, stock splits, or the like, then the number of Shares available for Option grants under the Plan, the Shares subject to any outstanding Option, the maximum number of Shares that may be the subject of Options granted to any Optionee, and the exercise prices of Options shall be automatically adjusted. If there is any change in the number of outstanding Shares through any change in the capital account of the Corporation, or through a merger, consolidation, separation (including a spin-off or other distribution of stock or property), reorganization, or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of Shares that may be issued under the Plan and in the maximum number of Shares that may be the subject of Options granted to any Optionee and any adjustments or modifications to outstanding Options as the Committee, in its discretion, finds appropriate. In the event of any other change in the capital structure or in the common stock of the Corporation, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of Shares that may be issued under the Plan and in the maximum number of Shares that may be the subject of Options granted to any Optionee and any adjustments or modifications to outstanding Options as the Committee, in its discretion, finds appropriate.

          (b) ISO Exception. Notwithstanding the provisions of Section 7.1(a), with respect to an Option intended to be an ISO, there shall not, without the consent of the Option holder, be any adjustment to the Option that would prevent it from qualifying as an ISO.

     7.2 Change in Control.

          (a) Vesting. Upon a Change in Control of the Corporation, all terms, conditions, restrictions, and limits in effect on outstanding Options shall lapse as of the Change in Control, and all outstanding Options shall be immediately exercisable.

          (b) Adjustments. Upon a Change in Control, the Committee may, in its discretion, (i) provide for the purchase of each outstanding Option for an amount of cash equal to the excess of the Fair Market Value of the Shares subject to the Option (which shall not be less than the amount of cash and the fair market value of other consideration tendered for Shares in the Change in Control transaction) over the aggregate exercise price of the Option, (ii) make such adjustments to outstanding Options as the Committee finds appropriate to reflect the Change in Control, or (iii) cause any surviving corporation in the Change in Control to assume outstanding Options or substitute new options for the outstanding Options.

VIII.  MISCELLANEOUS

     8.1 Term of Plan. The Plan shall take effect, subject to the approval of the shareholders of the Corporation, on August 11, 1998. If shareholder approval is not obtained within twelve months of August 11, 1998, all Options granted under the Plan shall automatically be cancelled. The Plan shall expire on August 10, 2008.

     8.2 Amendment of Options. The Committee may at any time unilaterally amend any outstanding Option to the extent the Committee determines necessary or desirable, provided, however, that an amendment that would be adverse to the interests of the holder of the Option or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not be effective without the Option holder's consent.

     8.3 Amendment of Plan. The Board may, in its discretion, amend the Plan or terminate the Plan, provided, however, that an amendment for which the approval of the Corporation's shareholders is required by law shall not be effective without the shareholders' approval, and that an amendment that would be adverse to the interests of the holder of an outstanding Option or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not be effective with respect to that Option without the Option holder's consent.

     8.4 Restrictions on Amendments and Grants. Notwithstanding any contradictory provisions of the Plan, and except as provided in Section or as approved by the Corporation's shareholders, an Option may not be amended to reduce the exercise price or cancelled and replaced with another Option having a lower exercise price.

     8.5 Foreign Optionees. With respect to the granting of an Option to an Optionee who is not a United States citizen or resident or who is employed outside the United States, the Committee, to fulfill the purposes of the Plan, may provide for such special terms as the Committee finds necessary or appropriate to accommodate differences in local law, tax policy, or custom.

     8.6 No Tax Guaranties. Neither the Corporation, any Subsidiary, the Board of Directors, the Committee, nor any other person connected with the Plan represents or guarantees that any tax treatment, including, but not limited to, federal, state, and local income, gift, and estate tax treatment, will be applicable with respect to the grant of Options, exercise of Options, issuance of Shares, or any other transaction that occurs under or in connection with the Plan or an Option granted under the Plan.

     8.7 Construction. The Plan shall be construed in accordance with the laws of the State of Nevada. With respect to an Option intended to qualify as an ISO, the terms of the Plan and of the ISO shall be construed to give effect to such intent, subject to the Committee's authority to amend the Option pursuant to
Section 8.2. References in the Plan to either gender shall be construed to include the other gender.

     8.8 No Right to Employment, Etc. Nothing in the Plan or in an Option agreement shall confer upon an Optionee the right to be retained by the Corporation or a Subsidiary as an employee or director or in any other capacity, nor limit the Corporation's or Subsidiary's right to terminate the Optionee's employment, service-providing, or other relationship with the Corporation and its Subsidiaries.

     8.9 Conditions on Issuance of Shares.

          (a) General. Shares issued under the Plan may be issued subject to any conditions, in addition to those specifically provided in the Plan, as the Committee may impose.

          (b) Regulatory Approvals and Listings. If the Corporation shall determine, in its sole discretion, that the listing, registration, or qualification of the Shares subject to an Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the issue or purchase of Shares under the Option, then, notwithstanding any contrary provisions of this Plan, the Corporation shall have no obligation to issue or deliver Shares pursuant to the exercise of the Option unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation.

          (c) Restrictions. The certificates representing Shares issued by the Corporation pursuant to the exercise of an Option may bear a legend describing the restrictions on resale of such Shares under applicable securities laws and stop transfer orders with respect to such certificates may be entered in the Corporation's stock transfer records.

     8.10 Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for Shares pursuant to the Option. Except as provided in Section 7.1, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Share certificate is issued.

                                CVF CORPORATION                            PROXY
                               916 Center Street
                            Lewiston, New York 14092

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jeffrey Dreben and Robert Nally, and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of CVF Corporation (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") TO BE HELD AT THE BUFFALO MARRIOTT HOTEL, 1340 MILLERSPORT HIGHWAY, AMHERST, NEW YORK ON SEPTEMBER 17, 1998, AT 2:00 P.M., NEW YORK TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1. ELECTION OF DIRECTORS
   [ ] FOR ALL NOMINEES LISTED BELOW                   [ ] WITHHOLD AUTHORITY
      (except as marked to the contrary below)            to vote for all nominees listed below

              INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

        Jeffrey Dreben; Robert Glazier; Robert Nally; and George Khouri.

2. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME

   To consider and take action on a proposal to amend the Company's Articles of Incorporation to change the Company's name from CVF Corporation to CVF Technologies Corporation.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

3. 1998 STOCK OPTION PLAN
   To consider and take action on a proposal to approve the adoption of the Company's 1998 Stock Option Plan.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN
4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR PROPOSALS 1, 2 AND 3. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 ABOVE AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTER REFERRED TO IN 4 ABOVE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                          Dated: , 1998

                                          PLEASE SIGN EXACTLY AS NAME(S) APPEAR
                                          ON STOCK CERTIFICATE(S). A corporation
                                          is requested to sign its name by its
                                          President or other authorized officer,
                                          with the office held so designated. A
                                          partnership should sign in the
                                          partnership name by an authorized
                                          person. Executors, administrators,
                                          trustees, guardians and corporate
                                          officers are requested to indicate the
                                          capacity in which they are signing.
                                          JOINT TENANTS SHOULD BOTH SIGN.

                                          --------------------------------------

                                          --------------------------------------
                                              (Signature of Stockholder(s))

     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.